UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2005

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Prudential Financial, Inc. (“Prudential”) has entered into a selling agent agreement, dated April 29, 2005 (the “InterNotes® Agreement”), among Prudential and Bank of America Securities LLC, Incapital LLC, A.G. Edwards & Sons, Inc., Bear, Stearns & Co. Inc., Charles Schwab and Company, Incorporated, Citigroup Global Markets Inc., Edward D. Jones & Co., L.P., Fidelity Capital Markets, a division of National Financial Services, LLC, Merrill, Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Muriel Siebert & Co., Inc., Samuel A. Ramirez & Co., Inc., Raymond James and Associates, Inc., RBC Dain Rauscher Inc., UBS Financial Services, Inc. and Wachovia Securities, LLC (collectively, the “InterNotes® Agents”), relating to the issuance and sale from time to time by Prudential of its retail medium-term notes denominated as Prudential Financial InterNotes® (the “InterNotes®”). Prudential has also entered into a selling agent agreement, dated April 29, 2005 (the “Retail Notes Agreement” and together with the InterNotes® Agreement, the “Agreements”), among Prudential and Bank of America Securities LLC, A.G. Edwards & Sons, Inc., Bear, Stearns & Co. Inc., Charles Schwab and Company, Incorporated, Citigroup Global Markets Inc., Edward D. Jones & Co., L.P., Fidelity Capital Markets, a division of National Financial Services, LLC, Incapital LLC, Merrill, Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Muriel Siebert & Co., Inc., Samuel A. Ramirez & Co., Inc., Raymond James and Associates, Inc., RBC Dain Rauscher Inc., UBS Financial Services, Inc. and Wachovia Capital Markets, LLC (collectively, the “Retail Notes Agents” and together with the InterNotes® Agents, the “Agents”), relating to the issuance and sale from time to time by Prudential of its retail medium-term notes denominated as Prudential Financial Retail Medium-Term Notes (the “Retail Notes” and together with the InterNotes®, the “Notes”). The InterNotes® and the Retail Notes together constitute a single series of securities of up to $2,000,000,000 aggregate authorized principal amount. Copies of the Agreements are attached hereto as Exhibit 1.9 and Exhibit 1.10 and are filed with reference to and hereby incorporated by reference into Prudential’s shelf Registration Statement on Form S-3 (File Nos. 333-123240, 333-123240-01 and 333-123240-02).

Subject to the reservation by Prudential of the right to sell Notes directly on its own behalf, pursuant to the Agreements Prudential has appointed the Agents for the purpose of soliciting offers to purchase the Notes. The Agreements provide for sales of the Notes pursuant to terms agreements relating to such sales between Prudential and the applicable purchasing agent, with the purchasing agent purchasing such Notes as principal for resale to other Agents or dealers, each of whom will purchase as principal. Under the terms of the Agreements, Prudential reserves the right to enter into agreements substantially similar to the Agreements with other agents.

As compensation for the Agents’ services under the Agreements, Prudential will pay the applicable purchasing agent a commission in the form of a discount that will be negotiated between the applicable purchasing agent and Prudential at the time of sale and disclosed in the applicable pricing supplement.

Prudential intends to use the net proceeds from the sales of the Notes primarily for the purpose of purchasing funding agreements from its subsidiary, The Prudential Insurance Company of America, as well as for the purpose of making loans to its affiliates and for other general corporate purposes.

InterNotes® is a registered servicemark of Incapital Holdings LLC.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibit	Description

	1.9	Selling Agent Agreement, dated April 29, 2005, among the Registrant and Bank of America Securities LLC, Incapital LLC, A.G. Edwards & Sons, Inc., Bear, Stearns & Co. Inc., Charles Schwab and Company, Incorporated, Citigroup Global Markets Inc., Edward D. Jones & Co., L.P., Fidelity Capital Markets, a division of National Financial Services, LLC, Merrill, Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Muriel Siebert & Co., Inc., Samuel A. Ramirez & Co., Inc., Raymond James and Associates, Inc., RBC Dain Rauscher Inc., UBS Financial Services, Inc. and Wachovia Securities, LLC, relating to the issuance and sale from time to time by the Registrant of its retail medium-term notes denominated as Prudential Financial InterNotes®.

	1.10	Selling Agent Agreement, dated April 29, 2005, among the Registrant and Bank of America Securities LLC, A.G. Edwards & Sons, Inc., Bear, Stearns & Co. Inc., Charles Schwab and Company, Incorporated, Citigroup Global Markets Inc., Edward D. Jones & Co., L.P., Fidelity Capital Markets, a division of National Financial Services, LLC, Incapital LLC, Merrill, Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Muriel Siebert & Co., Inc., Samuel A. Ramirez & Co., Inc., Raymond James and Associates, Inc., RBC Dain Rauscher Inc., UBS Financial Services, Inc. and Wachovia Capital Markets, LLC, relating to the issuance and sale from time to time by the Registrant of its retail medium-term notes denominated as Prudential Financial Retail Medium-Term Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 29, 2005

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Stephen W. Gauster
	Name:	Stephen W. Gauster
	Title:	Assistant Secretary

Exhibit Index

Exhibit No.	Description

1.9	Selling Agent Agreement, dated April 29, 2005, among Prudential and Bank of America Securities LLC, Incapital LLC, A.G. Edwards & Sons, Inc., Bear, Stearns & Co. Inc., Charles Schwab and Company, Incorporated, Citigroup Global Markets Inc., Edward D. Jones & Co., L.P., Fidelity Capital Markets, a division of National Financial Services, LLC, Merrill, Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Muriel Siebert & Co., Inc., Samuel A. Ramirez & Co., Inc., Raymond James and Associates, Inc., RBC Dain Rauscher Inc., UBS Financial Services, Inc. and Wachovia Securities, LLC, relating to the issuance and sale from time to time by the Registrant of its retail medium-term notes denominated as Prudential Financial InterNotes®.

1.10	Selling Agent Agreement, dated April 29, 2005, among the Registrant and Bank of America Securities LLC, A.G. Edwards & Sons, Inc., Bear, Stearns & Co. Inc., Charles Schwab and Company, Incorporated, Citigroup Global Markets Inc., Edward D. Jones & Co., L.P., Fidelity Capital Markets, a division of National Financial Services, LLC, Incapital LLC, Merrill, Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Muriel Siebert & Co., Inc., Samuel A. Ramirez & Co., Inc., Raymond James and Associates, Inc., RBC Dain Rauscher Inc., UBS Financial Services, Inc. and Wachovia Capital Markets, LLC, relating to the issuance and sale from time to time by the Registrant of its retail medium-term notes denominated as Prudential Financial Retail Medium-Term Notes.